UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 27, 2010 (August 23, 2010)

DIAMOND TECHNOLOGIES INC.
formerly Printing Components Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-53183
(State or other jurisdiction of incorporation)	(Commission File No.)

2795 Barton Street East
Unit 5
Hamilton, Ontario
Canada   L8E 2J8
(Address of principal executive offices and Zip Code)

(905) 578-3232
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES.

On August 23, 2010, we sold 11,500,000 restricted shares of common stock to the following officers and directors:

Name	Number of Shares	Consideration

Vince Leitao	5,000,000	$500.00
John Cecil	2,500,000	$250.00
Samuel Baker	1,000,000	$100.00
Leonard Steinmetz	3,000,000	$300.00

On August 25, 2010 we sold 2,000,000 shares of common stock to Mary Kricfalusi, one of our officers and directors in consideration of $200.00.

The foregoing shares were issued pursuant to the exemption from registration contained in Reg. S of the Securities Act of 1933, as amended in that the foregoing transactions took place outside the United States of America with non-US persons.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRATANT

On August 23, 2010, we sold 11,500,000 restricted shares of common stock to the following officers and directors:

Name	Number of Shares	Consideration

Vince Leitao	5,000,000	$500.00
John Cecil	2,500,000	$250.00
Samuel Baker	1,000,000	$100.00
Leonard Steinmetz	3,000,000	$300.00

On August 25, 2010 we sold 2,000,000 shares of common stock to Mary Kricfalusi, one of our officers and directors in consideration of $200.00.

The foregoing shares were issued pursuant to the exemption from registration contained in Reg. S of the Securities Act of 1933, as amended in that the foregoing transactions took place outside the United States of America with non-US persons.

Immediately prior to the foregoing transactions, the following table sets forth, as of the date of this prospectus, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of his shares and possesses sole voting and dispositive power with respect to the shares.

Name and Address Beneficial Owner	Number of Shares Owned	Percentage of Ownership

Vince Leitao [1]	150,000	0.62%
2795 Barton Street, East Unit 5, ON L8E 2J8

Mary Kricfalusi [1]	6,000,000	24.99%
2795 Barton Street, East Unit 5, ON L8E 2J8

Leonard Steinmetz [1]	0	0.00%
2795 Barton Street, East Unit 5, ON L8E 2J8

Samuel Baker [1] [2]	800,000	3.33%
2795 Barton Street, East Unit 5, ON L8E 2J8

John Cecil [1] [3]	5,200,000	21.66%
2795 Barton Street, East Unit 5, ON L8E 2J8

All Officers and Directors as a Group (5 persons)	12,150,000	50.61%

Herb Adams	5,950,000	24.79%
22 Daffodil Cresent Ancaster, Ontario Canada L9K 1A3 (Resigned 10/27/09)

John Dow	3,000,000	12.50%
261 Penn Drive Burlington, Ontario Canada L7N 2B9 (Resigned 7/10/2008)

[1]   The persons named above may be deemed to be a "parent" and "promoter" of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]   Includes 400,000 shares of common stock owned by Carol Baker, the wife of Samuel Baker.

[3]   Includes 2,600,000 shares of common stock owned by Grace Cecil, the wife of John Cecil.

Immediately after the foregoing transactions, the following table sets forth, as of the date of this prospectus, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of his shares and possesses sole voting and dispositive power with respect to the shares.

Does not include any of the 20,000,000 shares of common stock that may be “put” to Kodiak Capital Group, LLC in the future.

Name and Address Beneficial Owner	Number of Shares Owned	Percentage of Ownership

Vince Leitao [1]	5,150,000	13.73%
2795 Barton Street, East Unit 5, ON L8E 2J8

Mary Kricfalusi [1]	8,000,000	21.33%
2795 Barton Street, East Unit 5, ON L8E 2J8

Leonard Steinmetz [1]	3,000,000	8.00%
2795 Barton Street, East Unit 5, ON L8E 2J8

Samuel Baker [1] [2]	1,800,000	4.80%
2795 Barton Street, East Unit 5, ON L8E 2J8

John Cecil [1] [3]	7,700,000	20.53%
2795 Barton Street, East Unit 5, ON L8E 2J8

All Officers and Directors as a Group (5 persons)	25,650,000	68.39%

Herb Adams	5,950,000	15.86%
22 Daffodil Cresent Ancaster, Ontario Canada L9K 1A3 (Resigned 10/27/09)

John Dow	3,000,000	8.00%
261 Penn Drive Burlington, Ontario Canada L7N 2B9 (Resigned 7/10/2008)

[1]   The persons named above may be deemed to be a "parent" and "promoter" of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]   Includes 400,000 shares of common stock owned by Carol Baker, the wife of Samuel Baker.

[3]   Includes 2,600,000 shares of common stock owned by Grace Cecil, the wife of John Cecil.

Does not include any of the 20,000,000 shares of common stock that may be “put” to Kodiak Capital Group, LLC in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of August 2010.

DIAMOND TECHNOLOGIES INC.

BY:	VINCE LEITAO
Vince Leitao President, Principal Executive Officer, and a member of the Board of Directors.